Regency Energy Partners LP
2014 Wells Fargo Energy Symposium
December 9, 2014



Forward-Looking Statements

Certain matters discussed in this report include "forward-looking" statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as "anticipate," "believe," "intend," "will," "project," "plan," "expect," "continue," "estimate," "goal," "forecast," "may" or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions including the following risks: unexpected difficulties in integrating Regency's operations as a result of any significant acquisitions, including Regency's acquisition of Eagle Rock Energy Partners, LP's midstream business. Additional risks include, volatility in the price of oil, natural gas, condensate, and natural gas liquids and coal; declines in the credit markets and the availability of credit for the Partnership as well as for producers connected to the Partnership's system and its customers, the level of creditworthiness of, and performance by the Partnership's counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership's ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and or enforcement practices risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the use and development of renewable energy or limit use or development of fossil fuels and the midstream sector of the natural gas industry, the oil industry and coal mining industry, including those that relate to climate change and environmental protection and safety, including with respect to emissions levels applicable to coal-burning power generators and permissible levels of mining runoff, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the regulation of transportation rates on our natural gas, NGL, and oil pipelines, the Partnership's ability to obtain indemnification related to clean up any hazardous materials release on satisfactory , the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. The extent to which the amount and quality of actual production of our coal differs from estimated recoverable coal reserves, the experience and financial condition of our coal lessees, including our lesses' ability to satisfy their royalty , environmental, reclamation and other obligations to us and others, operating risks, including unanticipated geological problems, incidental to our Gathering and Processing segment and Natural Resources segment, the ability of our lesses to produce sufficient quantities of coal on an economic basis from our reserves and obtain favorable contracts for such production, delays in anticipated start-up dates of new development in our Gathering and Processing segment and our lessees' mining operation and related coal infrastructure projects, including the timing of receipt of necessary governmental permits by us or our lessees; and uncertainties relating to the effects of regulatory guidance on permitting under the Clean Water Act and the outcome of current and future litigation regarding mine permitting. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Year Over-Year Transformation

➢ Extensive midstream portfolio and strong position in majority of high-growth shale plays driving expansion opportunities

Growth	• Completed approximately $9 billion in strategic acquisitions • Combined synergies in excess of $85 million • Completed $1.5 billion in organic growth projects, primarily from the legacy Regency assets
Scale & Diversity	• Transformed into one of the largest and most diverse G&P MLPs • Achieved significant G&P scale in 5 prolific producing regions
Organic Growth	• Increased organic growth opportunities driven by strong position and scale • 2015 growth capital expenditures are expected to be approximately $1.5 billion • Current backlog is approximately $2.6 billion, which provides visibility into future earnings growth
Stability of Cash Flows	• High percentage of fee-based margins • Diversity of business mix, scale and strategic location of assets enhances stability of cash flows
Distributions	• Quarterly distributions have increased 7% since Q3 2013 • Well positioned for continued distribution growth as recently completed and new projects under construction ramp up from 2015 – 2017

Year-Over-Year Highlights

REGENCY ENERGY PARTNERS

Acquisitions - $9 Billion

- SUGS
- PVR Partners
- Hoover Energy Midstream
- EROC Energy Midstream

Adjusted EBITDA & DCF



$ in millions
$500
$400
$300
$200
$100
$0
$300
$250
$200
$150
$100
$50
$0
100%
87%
$172
$344
$115
$215
Q3 2013
Q3 2014
Q3 2013
Q3 2014
Adjusted EBITDA
DCF

Organic Growth - $1.5 Billion[1]

- Eagle Ford Expansion
- Dubach Processing Expansion
- Dubberly Gathering Expansion
- Contract Services Growth
- Frac II
- Tilden and ELG Treating Expansions
- Red Bluff Processing Expansion

Throughput & NGL Production



Throughput (Million Mmbtu/d)
NGL Production (Thousand Bbls/d)
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
300
250
200
150
100
50
0
161%
84%
2.2
5.7
97
178
Q3 2013
Q3 2014
Q3 2013
Q3 2014
Throughput
NGL Production

1. Includes FY 2013 and 9 months ended 2014 capex

Substantially Increased Footprint

- Transformed into a larger, more diverse G&P midstream provider with strong positions in 5 strategic basins
- Contract Services segment has expanded its existing positions and has added 4 new shale plays to its footprint



New York
Devonian (Ohio)
Utica
Marcellus
Pennsylvania
Ohio
West Virginia
Maryland
Eagle Rock Plant
PVR Plant
Regency Plant
SUGS Plant
Shale Plays
Eagle Rock PL
PVR PL
Regency PL
SUGS PL
Hoover PL
RIGS
Sunoco
Midcon Express
Lonestar

Midcontinent/Granite Wash

- Acquisitions have created stronger position, driving significant synergy opportunities and improved system efficiencies

Marcellus/Utica

- PVR assets provide significant position in core area of Appalachian Shales, which are presenting substantial growth opportunities

Permian

- A prominent position in most active counties in Permian driving processing, crude oil and water gathering opportunities

Ark-La-Tex

- EROC acquisition significantly increased footprint in East Texas, where drilling activity is expected to increase, driving expansion opportunities
- Expanding legacy assets to meet increased demand from Cotton Valley drilling

South Texas

- Positioned in the oil and liquids-rich Eagle Ford, which is driving increased treating opportunities and possible further expansion of the Eagle Ford Gathering System

Scale & Position Driving Increased Organic Growth

Organic Growth Backlog



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Growth Capital ($ in millions)
$2,600
Contract Services
Other G&P
NGL Logistics
SUGS
PVR
Total Backlog

Acquisition Growth Drivers

PVR Growth Drivers

- Utica Ohio River Gathering JV
- Lycoming Expansion
- East Clinton Expansion

SUGS Growth Projects

- Mi Vida Processing Plant
- Permian Processing Expansion III

Other Growth Drivers

NGL Logistics Growth Projects

- Frac III
- Mariner South Pipeline
- Lone Star Express Pipeline

RGP Other Growth Projects

- Dubberly Cryo and NGL Pipeline
- Eagle Ford Expansion
- Permian oil gathering system expansion
- STX Treating Expansions

Contract Services Growth Projects

- Revenue generating horsepower

Approximately 90% of project backlog is fee based

Visibility for Future Earnings & Distribution Growth


Major Announced Growth Projects
Gathering & Processing
Eagle Ford Expansion
Mi Vida Processing Plant
Dubberly Liquids Express Pipeline
Dubberly Cryo Processing Expansion
Utica Ohio River Gathering JV
Lycoming Expansion
Permian Processing Expansion III
NGL Services
Mariner South
Fractionator III
Lone Star Express Pipeline
2015
2016
2017

Gathering and Processing: South Texas

➤ Total South Texas gathering throughput increased 14% since Q3 2013

South Texas Asset Map



Kerr
Real
Bandera
Kendall
Comal
Hays
Guadalupe
Bexar
Uvalde
Medina
Wilson
Zavala
Frio
Atascosa
Karnes
Eagle Ford
Pearsall
Dimmit
La Salle
McMullen
Live Oak
Bee
Webb
Duval
Jim Wells
Nueces
Regency Plant
Regency PL
Lonestar
Shale Plays

Capacity	2014
Total Treating Capacity (MMcf/d)	350
Total Condensate Gathering Capacity (Bbls/d)	37,000

Accomplishments

- ➤ Added 17,000 BPD of oil stabilization capacity with approximately 40,000 BPD of takeaway capacity
- ➤ Increased total treating capacity from 170 MMcf/d to 350 MMcf/d at Tilden and Edwards Lime JV plants
- ➤ Nearing completion of total build out of 600 MMcf/d Eagle Ford gathering system
- ➤ Increased Eagle Ford gathering system volumes by 15% and crude oil volumes by 14% since Q2 2013

Growth Opportunities

- ➤ Engineering expansion of the Eagle Ford Gathering System as producers increase production and utilize longer laterals and new frac techniques
- ➤ Phase III expansion of Edwards Lime JV underway with new 100 gpm treater and 17,000 Bbls/d stabilization capacity
- ➤ Constructing a new 500 GPM treater at Tilden with incremental 70 MMcf/d of treating capacity, expected in service Q2 2015

Gathering and Processing: Ark-La-Tex

REGENCY ENERGY PARTNERS

- Increased Ark-La-Tex throughput volumes by 58% and NGL production by 20% since Q3 2013

Ark-La-Tex Asset Map



Regency Plants
Eagle Rock Plants
10" NGL Under Construction
RIGS
Midcon Express
Regency Liquid
Regency NG
Eagle Rock
Shale Plays

Capacity	2014
Total Processing Capacity (MMcf/d)	758
Total Treating Capacity (MMcf/d)	325

Accomplishments

- Expanded Dubach cryogenic plant capacity to 210 MMcf/d in Q2 2013
- Constructed 32 miles of 24-inch pipeline capable of gathering up to 400 MMcf/d to north Louisiana complex
- Completed 100 MMcf/d Dubberly refridge plant upgrade
- Completed three processing projects and interconnects to accommodate 120 MMcf/d of incremental volume
- EROC system in position to gather Eaglebine and Tuscaloosa Marine Shale volumes

Growth Opportunities

- Constructing new 200 MMcf/d cryogenic processing facility at Dubberly, expected in service in Q2 2015
- Constructing new 47 mile, 10-inch Dubberly NGL pipeline, to provide ~40,000 Bbls/d of NGL takeaway
- Increase condensate gathering and stabilization capacity

Gathering and Processing: Permian

- Increased gathering throughput by 50% and NGL production by 28% since Q3 2013

Permian Asset Map


Plants
Sunoco
Lonestar
Regency Crude
Regency NG
Shale Plays
Lea
Gaines
Dawson
Borden
Andrews
Martin
Howard
Ector
Midland
Glasscock
Loving
Winkler
Upton
Reagan
Reeves
Ward
Crane
Pecos
Brewster
Terrell
Crockett
Sutton
Schleicher
Irion
Sterling
Wolfcamp
Wolfberry
Avalon-Bone Spring

Capacity	2014
Total Processing Capacity (MMcf/d)	940
Total Treating Capacity (MMcf/d)	890

Accomplishments

- Successfully integrated SUGS and Hoover acquisitions
- Increased total processing capacity from 250 MMcf/d to 940 MMcf/d
- Start-up of 200 MMcf/d Red Bluff cryogenic processing facility in Q3 2013
- Expansion of oil gathering from 25,000 Bbls/d to 100,000 Bbls/d expected online December 2014
- Added over 400 miles of oil, gas and water pipelines

Growth Opportunities

- Constructing 200 MMcf/d Mi Vida cryogenic processing facility, expected online in Q2 2015, with a second 200 MMcf/d cryogenic processing facility expected online in Q3 2015
- Constructing incremental 110 MMcf/d treating capacity at Halley to increase gathering system reliability
- Continuing expansion of oil gathering system, partnering with SXL for takeaway options on their new Delaware Basin Extension
- Constructing >10,000 Bbls/d of condensate stabilization in region to capture liquids upgrade
- Engineering a third 200 MMcf/d processing plant in key Permian producing area

Gathering and Processing: Eastern Region

- Total Eastern region volumes grew 36% to 1.9 million MMbtu/d since Q3 2013

East Texas Asset Map



Steuben
Chemung
Tioga
New York
Broome
Tioga
Bradford
Susquehanna
Wyoming
Sullivan
Pennsylvania
Lackawanna
Lycoming
Luzerne
Clinton
Columbia
Montour
Carbon
Northumberland
Tap Site
Compressor Station
Regency NG
Tennessee Gas Pipeline Company
Transcontinental Gas Pipe Line Company LLC

Capacity	2014
Total Interconnect Capacity (Bcf/d)	~2.2

Accomplishments

- Expanded delivery into downstream transportation markets by 730 MMcf/d
- Exceeded 2 Bcf/d of actual gathered volume
- Signed Utica Ohio River Valley Joint Venture agreement, which included acreage dedication and over 2 Bcf/d of firm commitments from shippers
- Exercised option to construct Cadiz lateral

Growth Opportunities

- Auburn/Korbin Compressor Station adding horsepower to increase TGP deliverability by 200 MMcf/d, expected online in Q1 2015
- Lycoming System Expansion trunkline, gathering and compression will expand system by 500 MMcf/d , expected online in 2015/2016
- East Clinton Gathering Expansion trunkline, gathering and compression will expand delivery into Transco by 300 MMcf/d, expected online in 2015/2016
- Expanded Utica Project to over 2 Bcd/d of demand capacity

Utica Ohio River Joint Venture

- Utica Ohio River Joint Venture creates a first-mover advantage, and will be a key take-away option for Utica lean-gas

Utica Ohio River Project

Commercial Highlights

- Joint Venture between Regency and AE-MidCo
- Over 2 Bcf/d of firm volume commitments
- Provides interconnects with REX, TET, and potentially others
- Project cost at ~$500 million; Regency contributing 75% and AE-MidCo 25%

Project Overview

- 52-mile, 36-inch trunkline with minimum 2.1 Bcf/d capacity, a northern tie-in would increase capacity to 3.5 Bcf/d
- Trunkline Phase I expected in service Q2 2015 and Phase II expected in service 3Q15
- 1.125 Bcf/d booster station to REX, in service 3Q15
- 12 mile, 36-inch lateral initially connecting to the tailgate of Cadiz processing plant and Harrison County wellhead production



Hancock
Harrison
Jefferson
Brooke
Ohio
Ohio
Belmont
West Virginia
Marshall
Monroe
Cadiz Option
Rockies Express Pipeline LLC
Texas Eastern Transmission Corporation
Dominion

Gathering and Processing: Mid-Continent

REGENCY ENERGY PARTNERS

Mid-Continent Asset Map



Eagle Rock Plant
PVR Plant
Regency Plant
Eagle Rock PL
PVR PL
Regency PL
Shale Plays
Wichita
Scott
Lane
Ness
Rush
Barton
Rice
Kearny
Finney
Hodgeman
Pawnee
Stafford
Hamilton
Edwards
Reno
Gray
Ford
Pratt
Kiowa
Kingman
Grant
Stevens
Seward
Meade
Clark
Comanche
Barber
Harper
Sumner
Morton
Texas
Beaver
Harper
Woods
Alfalfa
Grant
Kay
Mississippi Play
Woodward
Major
Garfield
Noble
Sherman
Hansford
Ellis
Kingfisher
Payne
Hutchinson
Roberts
Hemphill
Roger Mills
Dewey
Blaine
Logan
Gray
Custer
Woodford
Canadian
Oklahoma
Carson
Wheeler
Beckham
Washita
Caddo
Cleveland
Granite Wash
Grady
McClain
Armstrong
Donley
Collingsworth
Greer
Kiowa

Capacity	2014
Total Processing Capacity (MMcf/d)	900
Total Treating Capacity (MMcf/d)	400

Accomplishments

- Completed acquisitions of PVR and EROC's midstream businesses, positioned Regency as a major player in region
- Increased total processing capacity from 50 MMcf/d to 890 MMcf/d
- Executing on >$15M in operating synergies with asset integration plan
- Connected over 200 wells on combined system year to date
- Rig count for area remains ~100 for stacked production formations

Growth Opportunities

- Capturing commercial opportunities with combined RGP, PVR and EROC systems through larger footprint and asset integration
- Securing oil and water gathering opportunities in the Woodford, Cleveland, Marmaton, Mississippi Lime and Granite Wash
- Reactivating EROC transloader and rail service to provide access to stronger liquids markets

Combined EROC and PVR Synergies Overview

REGENCY ENERGY PARTNERS

Total Combined PVR and EROC Synergy Savings on an Annual Basis: $85M+ with Upside Potential

G&A Savings
- ~15% in headcount consolidation
- Elimination of corporate overhead costs
- Benefits, insurance and office consolidation
- IT systems and software consolidation

Operating Expense Savings
- Lower OPEX with Midcon asset consolidation
- Streamlined, flattened Midcon operations organization

Gross Margin Increase
- Capture additional revenue with combined Midcon system flexibility
- Increase system efficiencies through system optimization

Capital Reduction & Deferment
- Lower maintenance capital with new maintenance practices
- Reduced capital from use of underutilized assets

Bond Refinance Savings
- Lower interest rates with PVR and EROC bonds refinance



Year-Over-Year Synergies Execution Timeline
Upside Potential
$85
$0
2016
2015
2014

NGL Services: Overview

NGL Project

Announced Projects

- Lone Star Express NGL Pipeline
  - 533 miles of new 24" and 30" NGL pipelines from the Permian Basin to Mont Belvieu
  - Capacity
    - Initial scope of 375 MBPD
    - Expandable up to 495 MBPD
  - Contracted volumes in excess of 200 MBPD
  - Conversion of LST's West Texas NGL line to crude oil service
  - Expected In-Service
    - Phase I – 24" Q1 2016
    - Phase II – 30" Q3 2016
    - Phase III – Crude Oil Conversion Q1 2017
  - Estimated cost - $1.5 to $1.8 billion
- Fractionator III
- Mariner South expected in-service by year end

Future Opportunities

- Footprint for Fractionators IV, V & VI
- Expansion of NGL export capacity
- Continued development of Houston ship channel NGL distribution system
- Development of 8 additional NGL storage caverns

Lone Star Assets



Baden
Godley
Hattiesburg
Geismar
Sea Robin
Chalmette
Sorrento
LaGrange/Chisholm
Mt Belvieu
Kenedy
Jackson
Existing Lone Star
Lone Star West Texas Gateway Expansion
ETP Justice
ETP Spirit
ETP Freedom
Approved Lone Star Express
Storage
Fractionation
Plant

Contract Services: 2015 Outlook

REGENCY ENERGY PARTNERS

- Significant increase in demand for compression in shale plays, which is expected to continue throughout 2015

Horsepower Growth


42% Increase
Horsepower (in thousands)
1,200
1,000
800
600
400
200
853
897
973
1,005
1,072
1,140
1,216
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Revenue Generating Horsepower

Target Shale Plays for Expansion


Marcellus/Utica
Niobrara
Barnett/Haynesville
Fayetteville
Granite Wash
Permian/Avalon/ Bone Spring
Gulf Coast
Eagle Ford

2015 Opportunities and Growth Strategy

- Larger gas-lift and turn-key facility installation opportunities expected to drive growth in Eagle Ford and Permian
- Expect additional growth in Niobrara Shale as customers finalize expansion plans
- Increasing customer demand driving new Gulf Coast opportunities
- Approximately 100,000 HP is booked and scheduled to be set the remainder of 2014 and projected to reach 1.3 million HP by year-end 2014
- 2015 focus will be on filling in gaps within specific customers' established operating regions

Significant Portfolio Growth & Diversification

REGENCY ENERGY PARTNERS

- Acquisitions and organic growth are driving a more balanced and diversified portfolio

Margin By Business


FY 2012
28%
8%
6%
5%
17%
11%
25%
FY 2015E
3%
8%
17%
14%
7%
10%
15%
13%
12%
Mid-Continent G&P
NLa G&P
Permian G&P
South Texas G&P
Eastern G&P
NGL Services
Contract Services
Natural Gas Transportation
Natural Resources

Significant Scale in 5 Prolific Producing Regions

REGENCY ENERGY PARTNERS

Gathering & Processing Margin By Region



FY 2012
23%
17%
13%
47%
FY 2015E
26%
11%
24%
18%
21%
Mid-Continent
NLa
Permian
South Texas
Eastern

PVR, EROC and Hoover acquisitions provided significant scale and geographic diversification to gathering and processing segment, and further diversified margins

Strong Fee-Based Cash Flows

- Currently, over one-third of 2015 commodity exposure is hedged
- Target having two-thirds of commodity exposure hedged for 2015

Margin By Business


FY 2012
9%
8%
83%
FY 2015E
10%
15%
75%
Fee-based
Hedged Commodity
Un-hedged Commodity

DCF Sensitivities

DCF Sensitivity to Commodity Price Changes – Full Year 2015

Commodity	$/Move	$ Impact
Natural Gas	+/- $0.25/MMbtu	+/- $7M
NGLs	+/- $0.05/gallon	+/- $5M
Condensate	+/- $5/barrel	+/- $7M

- A $5.00/bbl movement in crude prices would result in a $7M change to Regency's forecasted DCF for 2015
- A $0.25/MMbtu movement in natural gas would result in an $7M change to Regency's forecasted DCF for 2015
- A $0.05/gallon move in NGL prices would result in a $5 million change to Regency's forecasted DCF for 2015
- Regency is currently hedged 49% on natural gas/ethane, 37% on natural gasoline/condensate and 29% on propane and butane

2015 Objectives



Execution

- Focus on growing DCF/unit
- Continue executing on integration of PVR and EROC assets
- Achieve a minimum of $85 million in synergies
- Successfully execute on organic growth project backlog of $2.6 billion



Invest In Growth

- Utilize integrated platform of assets to capture additional, creative investment opportunities
- Strategic acquisition opportunities to expand portfolio and diversify into new plays



Leverage Integrated Midstream Platform

- Offer fully integrated midstream services to customers
- Leverage expertise between business segments
- Package services utilizing all business segments and creating new growth opportunities



Maintain Stable Cash Flows

- Maintain high percentage of fee-based cash flows
- Strategically target growth opportunities backed by fee-based commitments
- Mitigate a substantial portion of commodity risk with a strategic hedging program

Appendix



Organic Growth Project Backlog

Major Projects ($ in Millions)	2015 Growth Capital	Total Backlog
Gathering & Processing Mi Vida Processing Facility [1] Dubberly Liquid Express Pipeline Dubberly Processing Expansion Eagle Ford Expansion Ohio River Gathering Joint Venture [1] Lycoming Expansion Permian Processing Facility Other	$800	$1,600
Contract Services	$300	$400
NGL Services [1] Mariner South Fractionator III Lone Star Express Pipeline Other	$390	$630
Total Growth Capital	$1,490	$2,630

Major growth projects expected to support distribution growth as projects come online

[1] Represents Regency's proportionate JV interest

Maintain Stable Cash Flows: Comprehensive Hedging Program

REGENCY ENERGY PARTNERS

Executed Hedges by Product[1]			
	Balance of 2014	Full Year 2015	Full Year 2016
Natural Gas/Ethane	73%	49%	-
C_3 to C_4	60%	29%	-
C_5+/Condensate	88%	37%	23%

1 As of September 30, 2014. Based on exposures as of Q3 2014

Maintain Stable Cash Flows: Comprehensive Hedging Program

REGENCY ENERGY PARTNERS

Executed Hedges by Product[1]						
	Balance of 2014		Full Year 2015		Full Year 2016	
	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)
Propane	3,989	$1.05	1,900	$1.05	-	-
Normal Butane	1,600	$1.34	800	$1.19	-	-
	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)		
WTI	5,036	$95.72	2,115	$90.10	$1,311	$84.48
Cushing to Midland Basis	-	-	1,000	$(3.00)	-	-
	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)		
Natural Gas (Henry Hub)	45,043	$4.00	45,000	$3.89	-	-
Natural Gas (Permian)	40,000	$4.10	24,932	$3.95	-	-
Natural Gas (Panhandle)	20,000	$4.35	-	-	-	-

Note: WTI prices in $/bbl; WTI Natural Gas prices in $/MMbtu; all other prices in $/gallon

1 As of September 30, 2014. Based on exposures as of Q3 2014

FY 2015E Margin by Type

Mid-Continent


1%
19%
41%
39%
Gas NGL Condensate Fee Helium

Permian


29%
36%
23%
12%
Gas NGL Condensate Fee

Eastern


100%
Fee

Ark-La-Tex


8%
4%
88%
Gas NGL Fee

South Texas


6%
5%
5%
84%
Gas NGL Condensate Fee

Non-GAAP Reconciliations

REGENCY ENERGY PARTNERS

	Three Months Ended				
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
	($ in millions)				
Net income (loss)	$ 107	$ (4)	$ 12	$ 3	$ 42
Add (deduct):					
Operation and maintenance	129	93	78	76	78
General and administrative	36	54	33	24	13
Loss (gain) on asset sales, net	1	-	(2)	1	(1)
Depreciation and amortization	122	168	94	80	74
Income from unconsolidated affiliates	(53)	(47)	(43)	(32)	(37)
Interest expense, net	86	78	56	45	41
Loss on debt refinancing, net	(2)	-	-	-	-
Other income and deductions, net	2	7	(2)	(4)	(24)
Income tax benefit	4	1	(1)	-	2
Total Segment Margin	**432**	**350**	**225**	**193**	**188**
Non-cash (gain) loss from commodity derivatives	(17)	1	3	7	9
Segment margin related to the noncontrolling interest	(7)	(6)	(6)	(5)	(4)
Segment margin related to our ownership percentage in Ranch JV	4	3	3	2	1
Adjusted Total Segment Margin	**$ 412**	**$ 348**	**$ 225**	**$ 197**	**$ 194**
Gathering and Processing Segment Margin	**$ 349**	**$ 269**	**$ 166**	**$ 137**	**$ 136**
Non-cash loss (gain) from commodity derivatives	(17)	1	3	7	9
Segment margin related to the noncontrolling interest	(7)	(6)	(6)	(5)	(4)
Segment margin related to our ownership percentage in Ranch JV	4	3	3	2	1
Adjusted Gathering and Processing Segment Margin	**329**	**267**	**166**	**141**	**142**
Natural Gas Transportation Segment Margin	-	-	-	-	-
Contract Services Segment Margin	**66**	**63**	**56**	**55**	**52**
Natural Resources	**18**	**20**	**2**	-	-
Corporate Segment Margin	**2**	**2**	**5**	4	4
Inter-segment Eliminations	(3)	(4)	(4)	(4)	(4)
Adjusted Total Segment Margin	**$ 412**	**$ 348**	**$ 225**	**$ 196**	**$ 194**

Non-GAAP Reconciliations

	Three Months Ended				
	September 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
				($ in millions)	
Net income (loss)	$ 107	$ (4)	$ 12	$ 2	42
Add:					
Interest expense, net	86	78	56	45	41
Depreciation and amortization	122	168	94	80	74
Income tax expense (benefit)	4	1	(1)	-	2
EBITDA (1)	$ 319	$ 243	$ 161	$ 127	$ 159
Add (deduct):					
Partnership's ownership interest in unconsolidated affiliates' adjusted EBITDA (2)(3)(4)(5)(6)(7)	86	79	75	62	66
Income from unconsolidated affiliates	(53)	(47)	(42)	(33)	(27)
Non-cash (gain) loss from commodity and embedded derivatives	(16)	9	4	3	(14)
Other income, net	8	23	8	5	(2)
Adjusted EBITDA	$ 344	$ 307	$ 205	$ 165	$ 172

(1) Earnings before interest, taxes, depreciation and amortization.

(2) 100% of Haynesville Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

Net income	19	16	15	$ 16	$ 18
Add (deduct):					
Depreciation and amortization	8	10	10	9	9
Interest expense, net	4	3	3	3	1
Loss on sale of assets, net	-	-	-	(1)	-
Impairment of property, plant and equipment	-	-	-	-	-
Other expense, net	-	-	-	-	-
Adjusted EBITDA	$ 31	$ 29	$ 28	$ 27	$ 28
Ownership interest	49.99%	49.99%	49.99%	49.99%	49.99%
Partnership's interest in Adjusted EBITDA	$ 15	$ 14	$ 14	$ 13	$ 14

(3) 100% of MEP Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

Net income	$ 21	$ 22	$ 21	$ 17	$ 21
Add:					
Depreciation and amortization	17	17	17	17	17
Interest expense, net	12	13	13	13	13
Adjusted EBITDA	$ 50	$ 52	$ 51	$ 47	$ 51
Ownership interest	50%	50%	50%	50%	50%
Partnership's interest in Adjusted EBITDA	$ 25	$ 26	$ 26	$ 24	$ 26

We acquired a 49.9% interest in MEP Joint Venture in May 2010.

(4) 100% of Lone Star Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

Net income	$ 104	$ 89	$ 83	$ 53	$ 60
Add (deduct):					
Depreciation and amortization	27	26	25	24	21
Other (income) expense, net	2	-	1	-	1
Adjusted EBITDA	$ 133	$ 115	$ 109	$ 77	$ 82
Ownership interest	30%	30%	30%	30%	30%
Partnership's interest in Adjusted EBITDA	$ 40	$ 35	$ 33	$ 23	$ 25

We acquired a 30% interest in Lone Star Joint Venture in May 2011.

(5) 100% of Ranch Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

Net loss	$ 7	$ 7	$ 6	$ 2	$ 1
Add (deduct):					
Depreciation and amortization	1	3	1	1	1
Other income, net	1	-	-	-	-
Adjusted EBITDA	$ 9	$ 10	$ 7	$ 3	$ 2
Ownership interest	33%	33%	33%	33%	33%
Partnership's interest in Adjusted EBITDA	$ 3	$ 3	$ 2	$ 1	$ 1

We acquired a 33.33% interest in Ranch Joint Venture in December 2011.

(6) 100% of Aqua JV's Adjusted EBITDA and the Partnership's interest are calculated as follows:

Net loss	$ (2)	$ (3)	$ -	$ -	$ -
Add (deduct):					
Depreciation and amortization	4	3	-	-	-
Other income, net	-	-	-	-	-
Adjusted EBITDA	$ 2	$ -	$ -	$ -	$ -
Ownership interest	51%	51%	51%	51%	51%
Partnership's interest in Adjusted EBITDA	$ 1	$ -	$ -	$ -	$ -

We acquired a 51% interest in Aqua JV in March 2014.

(7) 100% of Coal Handling JV's Adjusted EBITDA and the Partnership's interest are calculated as follows:

Net income	$ 2	$ 1	$ -	$ -	$ -
Add (deduct):					
Depreciation and amortization	1	1	-	-	-
Other income, net	-	-	-	-	-
Adjusted EBITDA	$ 3	$ 2	$ -	$ -	$ -
Ownership interest	50%	50%	50%	50%	50%
Partnership's interest in Adjusted EBITDA	$ 2	$ 1	$ -	$ -	$ -

We acquired a 50% interest in Coal Handling JV in March 2014.

Non-GAAP Reconciliations

REGENCY ENERGY PARTNERS

	Three Months Ended				
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
				($ in millions)	
Net cash flows provided by operating activities	$ 293	$ 90	$ 187	$ 59	$ 183
Add (deduct):					
Depreciation, depletion and amortization, including debt issuance cost amortization and bond premium write-off and amortization	(99)	(167)	(97)	(82)	(75)
Income from unconsolidated affiliates	53	47	43	32	37
Derivative valuation change	16	4	(17)	(3)	14
Loss on asset sales, net	(1)	-	2	(1)	2
Unit-based compensation expenses	(3)	(3)	(2)	(2)	(2)
Cash flow changes in current assets and liabilities:					
Trade accounts receivables, accrued revenues, and related party receivables	28	(4)	21	23	32
Other current assets and other current liabilities	(26)	9	(35)	28	(25)
Trade accounts payable, accrued cost of gas and liquids, related party payables and deferred revenues	(109)	84	(48)	(20)	(89)
Distributions of earnings received from unconsolidated affiliates	(51)	(53)	(43)	(33)	(37)
Other assets and liabilities	6	(11)	1	1	2
Net (Loss) Income	$ 107	$ (4)	$ 12	$ 2	$ 42
Add:					
Interest expense, net	86	78	56	45	41
Depreciation and amortization	122	168	94	80	74
Income tax expense (benefit)	4	1	(1)	-	2
EBITDA	$ 319	$ 243	$ 161	$ 127	$ 159
Add (deduct):					
Partnership's interest in unconsolidated affiliates' adjusted EBITDA	86	79	75	62	66
Income from unconsolidated affiliates	(53)	(47)	(43)	(32)	(37)
Non-cash loss (gain) from commodity and embedded derivatives	(16)	9	4	3	(14)
Other income, net	8	23	8	5	(2)
Adjusted EBITDA	$ 344	$ 307	$ 205	$ 165	$ 172
Add (deduct):					
Interest expense, excluding capitalized interest	(97)	(87)	(86)	(51)	(40)
Maintenance capital expenditures	(24)	(15)	(25)	(18)	(9)
SUGS Contribution Agreement adjustment *		-	-	-	-
PVR DCF contribution	-	-	83	-	-
Proceeds from asset sales	1	2	5	2	-
Other adjustments	(9)	-	-	(4)	(8)
Distributable cash flow	$ 215	$ 207	$ 182	$ 94	$ 115

* Includes an adjustment to DCF related to the historical SUGS operations for the time period prior to the Partnership's acquisition.